Exhibit 10.1

EXCHANGE AGREEMENT

BY AND AMONG

KIMBELL ROYALTY PARTNERS, LP

KIMBELL ROYALTY GP, LLC

KIMBELL ROYALTY OPERATING, LLC

KIMBELL ART FOUNDATION

HAYMAKER MINERALS & ROYALTIES, LLC

EIGF AGGREGATOR III LLC

TE DRILLING AGGREGATOR LLC

AND

HAYMAKER MANAGEMENT, LLC

Dated as of September 23, 2018

i

This EXCHANGE AGREEMENT (this “Agreement”), dated as of September 23, 2018, is by and among (i) Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”); (ii) Kimbell Royalty GP, LLC, a Delaware limited liability company (the “General Partner”); (iii) Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”); (iv) the Kimbell Art Foundation, a Texas non-profit corporation; (v) Haymaker Minerals & Royalties, LLC, a Delaware limited liability company; (vi) EIGF Aggregator III LLC, a Delaware limited liability company; (vii) TE Drilling Aggregator LLC, a Delaware limited liability company; and (viii) Haymaker Management, LLC, a Texas limited liability company (each of (iv)-(viii), a “Participating Holder,” and together, the “Participating Holders”). The above-named entities are sometimes referred to in this Agreement as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to provide for the possible future exchange by the Participating Holders of OpCo Common Units and Class B Units for Common Units or cash, on the terms and subject to the conditions set forth herein; and

WHEREAS, the Parties intend that an Exchange (as defined below) consummated hereunder be treated for federal income tax purposes, to the extent permitted by law, as a taxable exchange of OpCo Common Units and Class B Units by Participating Holders.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1  Definitions.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Partnership Agreement (as defined below). As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Applicable Percentage” has the meaning set forth in Section 2.1(b).

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Texas and that is not otherwise a federal holiday in the United States.

“Cash Amount” means an amount of cash equal to the Redemption Amount plus an amount equal to the product of (i) the number of Tendered Units and (ii) the Current Market Price as of the date of the Notice of Redemption.

“Cash Purchase Price” has the meaning set forth in Section 2.1(b).

“Common Unit Amount” means a number of Common Units equal to the number of Tendered Units and an amount of cash equal to the applicable Redemption Amount.

“Cut-Off Date” means the second Business Day after the date on which a Notice of Redemption is delivered to each of the Operating Company and the Partnership.

“Delaware LLC Act” means the Delaware Limited Liability Company Act, 6 Del C. Section 18-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Exchange” means (i) a Redemption by the Operating Company of Tendered Units for, at the election of the Operating Company, the Common Unit Amount or the Cash Amount as described in Section 2.1(a) of this Agreement and (ii) the purchase of Tendered Units by the Partnership from a Participating Holder for, at the election of the Partnership, the Unit Purchase Price or the Cash Purchase Price.

“Exchange Right” means the rights of each Participating Holder and the Partnership pursuant to Section 2.1(a) and (b), respectively, of this Agreement.

“Exercise Notice” has the meaning set forth in Section 2.1(b)(i).

“Financing Party” means any and all Persons, or the agents or trustees representing them, providing senior or subordinated debt financing or refinancing (including letters of credit, bank guaranties or other credit support).

“General Partner” has the meaning set forth in the preamble to this Agreement.

“Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board, bureau, agency or other statutory body, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing (including the New York Stock Exchange and NASDAQ Stock Market), in each case, that has jurisdiction or authority with respect to the applicable Party.

“Laws” means any and all applicable (a) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (b) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Entity, and (c) policies, practices and guidelines of any Governmental Entity which, although not actually having the force of law, are considered by such Governmental Entity as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Entity having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Notice of Redemption” has the meaning set forth in Section 2.1(a)(i).

“OpCo Limited Liability Company Agreement” means the First Amended and Restated Limited Liability Company Agreement of the Operating Company, dated as of September 23, 2018, as may be amended from time to time.

“Operating Company” has the meaning set forth in the preamble to this Agreement.

“Participating Holder” or “Participating Holders” has the meaning set forth in the preamble to this Agreement.

“Partnership” has the meaning set forth in the preamble to this Agreement.

“Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 23, 2018, as may be amended from time to time.

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Redemption” has the meaning set forth in Section 2.1(a).

“Redemption Amount” means a cash amount equal to the product of the number of Tendered Units multiplied by the Class B Capital Contribution Per Unit Amount (as defined in the Partnership Agreement).

“Registration Rights Agreements” means (i) the Registration Rights Agreement attached as Exhibit K to the Contribution, Conveyance, Assignment and Assumption Agreement, dated as of December 20, 2016, by and among the Partnership, the General Partner, Kimbell Intermediate GP, LLC, Kimbell Intermediate Holdings, LLC, Kimbell Royalty Holdings, LLC, and the other parties thereto, and (ii) the Registration Rights Agreement, dated as of July 12, 2018, by and among the Partnership, Haymaker Minerals & Royalties, LLC, EIGF Aggregator III LLC, TE Drilling Aggregator LLC, Haymaker Management, LLC and the other parties thereto.

“Retraction Notice” has the meaning set forth in Section 2.1(a)(ii).

“Settlement Method Notice” has the meaning set forth in Section 2.1(a)(iii).

“Specified Redemption Date” means the date specified in either the Settlement Method Notice or the Exercise Notice, as applicable, which shall be on or prior to the third Business Day after the delivery to the Operating Company and the Partnership of a Notice of Redemption, subject to extension as agreed to in writing by the Operating Company, the Partnership and the tendering Participating Holder; provided that if such Settlement Method Notice or Exercise Notice, as applicable, provides for the settlement of the Exchange by payment of the Cash Amount or the Cash Purchase Price, as applicable, such date shall be on or prior to the 10th Business Day after the delivery to the Operating Company and the Partnership of such Notice of Redemption.

“Tendered Units” has the meaning set forth in Section 2.1(a).

“Unit Purchase Price” has the meaning set forth in Section 2.1(b).

Section 1.2  Gender.  For the purposes of this Agreement, the words “it,” “he,” “his” or “himself” shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.

ARTICLE II

EXCHANGE

Section 2.1  Redemption and Purchase Rights.

(a)                                 Each Participating Holder shall have the right (subject to the terms and conditions set forth herein) to require the Operating Company to redeem (each, a “Redemption”) all or a portion of the OpCo Common Units held by such Participating Holder and an equal number of Class B Units held by such Participating Holder (one OpCo Common Unit and one Class B Unit, together, a “Unit,” and collectively “Units,” such Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange for, at the election of the Operating Company in accordance with Section 2.1(a)(iii), on the Specified Redemption Date, (i) the Common Unit Amount or, (ii) subject to Section 2.1(a)(iv) and Section 2.1(c), the Cash Amount.

(i)                                     If a Participating Holder desires to exercise its right to require a Redemption, it shall deliver a written notice to the Operating Company and the Partnership specifying the number of Tendered Units such Participating Holder desires to tender for redemption, substantially in the form attached hereto as Exhibit A (the “Notice of Redemption”). The Operating Company shall not be obligated to effect a Redemption until the Specified Redemption Date (it being understood that the Operating Company will not be required to consummate such Redemption with respect to any Tendered Units that are purchased by the Partnership pursuant to Section 2.1(b)).

(ii)                                  If (A) the Operating Company has elected, pursuant to the Settlement Method Notice (as defined below), to settle the Exchange by payment of the Common Unit Amount and/or (B) the Partnership has elected, pursuant to the Exercise Notice (as defined below), to purchase some or all of the Tendered Units by payment of the Unit Purchase Price in accordance with Section 2.1(b), then, in each case, the Participating Holder may retract its Notice of Redemption by delivering written notice, substantially in the form attached hereto as Exhibit B (the “Retraction Notice”), to the Operating Company and the Partnership at any time prior to 8:00 am central standard time on the Specified Redemption Date. The timely delivery of a Retraction Notice shall terminate all of the Parties’ rights and obligations under this Agreement with respect to the subject of the Notice of Redemption. For avoidance of doubt, the Participating Holder shall be entitled to deliver a subsequent Notice of Redemption pursuant to this Section 2.1(a)(ii) at any time following delivery of a Retraction Notice.

(iii)                               On or before the Cut-Off Date, the Operating Company shall deliver written notice, substantially in the form attached hereto as Exhibit C (the “Settlement Method Notice”), to the applicable Participating Holder of (A) its election to settle the Exchange by payment of the Common Unit Amount or the Cash Amount and (B) the Specified Redemption Date on which it will settle the Exchange; provided, that if the Operating Company does not timely deliver a Settlement Method Notice, the Operating Company shall be deemed to have elected to settle the Exchange by payment of the Common Unit Amount on the third Business Day after the delivery to the Operating Company and the Partnership of a Notice of Redemption.

(iv)                              If the Operating Company elects to exchange for the Cash Amount pursuant to a Notice of Redemption, the Cash Amount shall be delivered as a certified or bank check payable or, in the Operating Company’s sole and absolute discretion, by wire transfer of immediately available funds, in each case to such Participating Holder on the Specified Redemption Date.

(v)                                 If the Operating Company elects to exchange for the Common Unit Amount pursuant to a Notice of Redemption, the Common Unit Amount shall be delivered by the Partnership (on behalf of the Operating Company) to such Participating Holder on the Specified Redemption Date as duly authorized, validly issued, fully paid and nonassessable Common Units (except as such nonassessability may be affected by Sections 17-303, 17-607 or 17-804 of the Delaware Act), free of any pledge, lien, encumbrance or restriction, other than the restrictions provided in the Partnership Agreement, the Securities Act and relevant state securities or “blue sky” laws. Neither a Participating Holder, any Partner, nor any other interested Person shall have any right to require or cause the Partnership to register, qualify or list any Common Units owned or held by such Person, whether or not such Common Units are issued pursuant to this Section 2.1(a)(v), with the Commission, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Partnership and any such Person (including, without limitation, the Registration Rights Agreements). Notwithstanding any delay in such delivery, a Participating Holder shall be deemed the owner of such Common Units for all purposes, including, without limitation, rights to vote and consent, receive distributions, and exercise rights, as of the Specified Redemption Date. Common Units issued upon a Redemption pursuant to this Section 2.1(a) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Partnership in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

(b)                                 In lieu of the Redemption described in Section 2.1(a), following delivery of a Notice of Redemption, the Partnership may, in its sole and absolute discretion (but subject to the delivery of a Retraction Notice, if applicable), elect to purchase some or all of the Tendered Units (such amount, expressed as a percentage of the total number of Tendered Units rounded up to the nearest Unit, being referred to as the “Applicable Percentage”) from the Participating Holders by delivering an Exercise Notice on or before the close of business on the Cut-Off Date. If the Partnership so elects, on the Specified Redemption Date, the Participating Holders shall sell such number of the Tendered Units to the Partnership (subject to the delivery of a Retraction Notice, if applicable) in exchange for, as elected by the Partnership in the Exercise Notice, (i) a number of Common Units (and, solely with respect to the applicable Redemption Amount, cash) equal to the product of the Common Unit Amount (excluding for this calculation the Redemption Amount) and the Applicable Percentage (the “Unit Purchase Price”), or (ii) subject to Section 2.1(c), a cash sum (the “Cash Purchase Price”) equal to the product of the Cash Amount and the Applicable Percentage.

(i)                                     In the event the Partnership elects to exercise its rights pursuant to Section 2.1(b), the Partnership shall deliver written notice of its intent to exercise its rights under Section 2.1(b), substantially in the form attached hereto as Exhibit D (an “Exercise Notice”), to the Operating Company and each Participating Holder exercising a Redemption on or before the close of business on the Cut-Off Date. Such Exercise Notice shall set forth (A) the Applicable Percentage of Tendered Units subject to purchase by the Partnership, (B) the Partnership’s election to pay either the Unit Purchase Price or the Cash Purchase Price and (C) the Specified Redemption Date. The failure of the Partnership to deliver an Exercise Notice with respect to any number of the Tendered Units by the close of business on the Cut-Off Date shall be deemed to be an election by the Partnership not to purchase that respective number of Tendered Units. Any Tendered Units that the Partnership has elected not to purchase shall remain subject to Redemption by the Operating Company in accordance with Section 2.1(a) and subject to the Specified Redemption Date, as set forth in the applicable Settlement Method Notice or as determined pursuant to Section 2.1(a)(iii).

(ii)                                  If the Partnership elects to purchase for the Cash Purchase Price pursuant to an Exercise Notice, the Cash Purchase Price shall be delivered as a certified or bank check payable or, in the Partnership’s sole and absolute discretion, by wire transfer of immediately available funds, in each case to such Participating Holder on the Specified Redemption Date.

(iii)                               If the Partnership elects to purchase for the Unit Purchase Price pursuant to an Exercise Notice, the Unit Purchase Price shall be delivered by the Partnership to such Participating Holder on the Specified Redemption Date as duly authorized, validly issued, fully paid and nonassessable Common Units (except as such nonassessability may be affected by Section 17-303, 17-607 or 17-804 of the Delaware Act), free of any pledge, lien, encumbrance or restriction, other than the restrictions provided in the Partnership Agreement, the Securities Act and relevant state securities or “blue sky” laws. Neither a Participating Holder, any Partner, nor any other interested Person shall have any right to require or cause the Partnership to register, qualify or list any Common Units owned or held by such Person, whether or not such Common Units are issued pursuant to this Section 2.1(b), with the Commission, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Partnership and any such Person (including, without limitation, the Registration Rights Agreements). Notwithstanding any delay in such delivery, a Participating Holder shall be deemed the owner of such Common Units for all purposes, including, without limitation, rights to vote and consent, receive distributions, and exercise rights, as of the Specified Redemption Date. Common Units issued upon a purchase of the Tendered Units by the Partnership pursuant to this Section 2.1(b) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Partnership in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

(c)                                  Notwithstanding anything to the contrary, (i) the Operating Company may not elect to exchange for the Cash Amount under Section 2.1(a) and (ii) the Partnership may not elect to purchase the Tendered Units under Section 2.1(b) for the Cash Purchase Price, unless the Operating Company and/or the Partnership (as applicable) shall have available to it sufficient immediately available funds to pay the Cash Amount or the Cash Purchase Price, as applicable.

(d)                                 Notwithstanding anything herein to the contrary, with respect to any Redemption pursuant to Section 2.1(a) or purchase of Tendered Units by the Partnership pursuant to Section 2.1(b) hereof:

(i)                                     Without the consent of the Partnership, a Participating Holder may not effect a Redemption for less than two thousand (2,000) Units or, if such Participating Holder holds less than two thousand (2,000) Units, all of the Units held by such Participating Holder.

(ii)                                  If (A) a Participating Holder surrenders Tendered Units during the period after the Record Date with respect to a distribution payable to Record Holders (as such term is defined in the OpCo Limited Liability Company Agreement) of OpCo Common Units, and before the record date established by the Partnership for a distribution to its unitholders of some or all of its portion of such Operating Company distribution, and (B) the Partnership elects to purchase any of such Tendered Units pursuant to Section 2.1(b), then such Participating Holder shall pay to the Partnership on the Specified Redemption Date an amount in cash equal to such Operating Company distribution paid or payable in respect of such Tendered Units.

(iii)                               Notwithstanding anything to the contrary herein, the consummation of such Redemption pursuant to Section 2.1(a) hereof or a purchase of Tendered Units by the Partnership pursuant to Section 2.1(b) hereof, as the case may be, shall not be permitted to the extent the Partnership reasonably determines that such Redemption or purchase would be prohibited by applicable law or regulation (including, without limitation, the Securities Act, the Delaware Act or the Delaware LLC Act).

(e)                                  The Partnership, the Operating Company and each Participating Holder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Operating Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any Common Units are to be delivered in a name other than that of a Participating Holder, then such Participating Holder and/or the person in whose name such units are to be delivered shall pay to the Operating Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Partnership that such tax has been paid or is not payable.

Section 2.2  Expiration.  In the event that the Operating Company is dissolved pursuant to the OpCo Limited Liability Company Agreement, any Exchange Right pursuant to Section 2.1 of this Agreement shall terminate upon final distribution of the assets of the Operating Company pursuant to the terms and conditions of the OpCo Limited Liability Company Agreement.

Section 2.3  Adjustment.  If there is any reclassification, reorganization, recapitalization or other similar transaction in which the OpCo Common Units, Common Units or Class B Units, as applicable, are converted or changed into another security, securities or other property, then upon any subsequent Exchange, each Participating Holder shall be entitled to receive the amount of such security, securities or other property that such Participating Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the OpCo Common Units, Common Units or Class B Units, as applicable, are converted or changed into another security, securities or other property, this Section 2.3 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “OpCo Common Units,” “Common Units” or “Class B Units” shall be deemed to include, any security, securities or other property of the Operating Company or the Partnership, as applicable, which may be issued in respect of, in exchange for or in substitution of the OpCo Common Units, Common Units or Class B Units, as applicable, by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1  Notices.  All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing addressed as indicated below, and any communication or delivery hereunder shall be deemed to have been duly delivered upon the earliest of: (a) actual receipt by the Party to be notified if delivered by hand; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon the earlier of (i) a reply by the intended recipient whether by email or otherwise; provided that such intended recipient shall have an affirmative duty to reply promptly upon receipt if received during business hours; and provided further, that an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply or (ii) on the first Business Day after transmission (and sender shall bear the burden of proof of delivery); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery. In any case hereunder in which a Party is required or permitted to respond to a notice from another Party within a specified period, such period shall run from the date on which the notice was deemed duly given as above provided, and the response shall be considered to be timely given if given as above provided by the last day of the period provided for such response. Addresses for all such notices and communication shall be as follows:

If to the Partnership:

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

With a copy to (which shall not constitute notice):

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Email: jason.rocha@bakerbotts.com and

joshua.davidson@bakerbotts.com

Attention: Jason A. Rocha and Josh Davidson

If to the General Partner:

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

With a copy to (which shall not constitute notice):

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Email: jason.rocha@bakerbotts.com and

joshua.davidson@bakerbotts.com

Attention: Jason A. Rocha and Josh Davidson

If to the Operating Company:

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

With a copy to (which shall not constitute notice):

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Email: jason.rocha@bakerbotts.com and

joshua.davidson@bakerbotts.com

Attention: Jason A. Rocha and Josh Davidson

If to the Kimbell Art Foundation:

Kimbell Art Foundation

301 Commerce Street, Suite 2300

Fort Worth, TX 76102

Email: kafinvest@kimbellmuseum.org,

bcline@kimbellmuseum.org and mrich@kimbellmuseum.org

Attention: Ben J. Fortson

If to Haymaker Minerals & Royalties, LLC:

c/o Kayne Anderson Capital Advisors

811 Main Street, 14th Floor

Houston, TX 77002

Email: kbrophy@kaynecapital.com

Attention: Kevin Brophy—General Counsel

With a copy to (which shall not constitute notice):

DLA Piper LLP (US)

1000 Louisiana Street, Suite 2800

Houston, TX 77002

Email: jack.langlois@dlapiper.com

Attention: Jack Langlois

If to EIGF Aggregator III LLC:

c/o Kohlberg Kravis Roberts & Co. L.P.

600 Travis Street, Suite 7200

Houston, TX 77002

Email: dash.lane@kkr.com

Attention: Dahiell Lane

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street, Suite 4500

Houston, TX 77002

Email: john.pitts@kirkland.com and

david.castro@kirkland.com

Attention: John D. Pitts, P.C. and David M. Castro, Jr., P.C.

If to TE Drilling Aggregator LLC:

c/o Kohlberg Kravis Roberts & Co. L.P.

600 Travis Street, Suite 7200

Houston, TX 77002

Email: dash.lane@kkr.com

Attention: Dahiell Lane

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street, Suite 4500

Houston, TX 77002

Email: john.pitts@kirkland.com and

david.castro@kirkland.com

Attention: John D. Pitts, P.C. and David M. Castro, Jr., P.C.

If to Haymaker Management, LLC:

5300 Memorial Drive, Suite 500

Houston, TX 77007

Email: vm@haymakerllc.com

Attention: Vasilis Mouratoff

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street, Suite 4500

Houston, TX 77002

Email: john.pitts@kirkland.com and

david.castro@kirkland.com

Attention: John D. Pitts, P.C. and David M. Castro, Jr., P.C.

or to such other address or addresses as the Parties may from time to time designate in writing.

Section 3.2  Time Is of the Essence.  Time is of the essence of this Agreement; provided, however, and notwithstanding anything to the contrary in this Agreement, if the time period for the performance of any covenant or obligation, satisfaction of any condition or delivery of any notice or item required under this Agreement shall expire on a day other than a Business Day, such time period shall be extended automatically to the next Business Day.

Section 3.3  Assignment; Additional Participating Holders.  No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, and any such assignment by a Party without prior written approval of the other Parties shall be deemed invalid and not binding on such other Parties. Notwithstanding the foregoing, nothing contained in this Agreement shall preclude or require the prior written approval of the other Parties for (i) any transfer or other assignment of a Participating Holder’s rights, title, interests and obligations under this Agreement to one or more assignees of such Participating Holder in a transfer or other assignment permitted pursuant to Article IV of the Partnership Agreement and Article IV of the OpCo Limited Liability Company Agreement, subject to such assignees’ execution and delivery to the Operating Company and the Partnership of a joinder in substantially the form attached hereto as Annex A; provided, that not withstanding the foregoing, Haymaker Management, LLC’s consent rights with respect to amendments of this Agreement pursuant to Section 3.9(v) shall not be assignable; (ii) any pledge, hypothecation or other transfer or assignment of a Party’s rights, title and interest under this Agreement, including any amounts payable to such Party under this Agreement, to a bona fide Financing Party as security for debt financing to such Party or one of its Affiliates; or (iii) the assignment of such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by such Party or one of its Affiliates under the financing agreements entered into with the Financing Parties. To the extent the Operating Company issues OpCo Common Units and the Partnership issues Class B Units in the future, then the holder of such OpCo Common Units and Class B Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form attached hereto as Annex A, whereupon such holder shall become a Participating Holder hereunder.

Section 3.4  Rights of Third Parties.  Nothing expressed or implied in this Agreement is intended to or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

Section 3.5  Headings.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 3.6  Governing Law; Jurisdiction.

(a)                                 This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to the Laws that might be applicable under conflicts of laws principles that would require the application of the Laws of another jurisdiction.

(b)                                 The Parties agree that the appropriate, exclusive and convenient forum for any disputes between any of the Parties hereto arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties hereto irrevocably submits to the jurisdiction of such courts in respect of any legal proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above-specified courts. The Parties further agree, to the extent permitted by Law, that a final and non-appealable judgment against a Party in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(c)                                  To the extent that any Party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such Party hereby irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement, and (ii) submits to the personal jurisdiction of any court described in Section 3.6(b).

(d)                                 EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, LEGAL PROCEEDING OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

Section 3.7  Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties to the greatest extent legally permissible.

Section 3.8  Entire Agreement.  This Agreement, together with each such other document contemplated hereby or in connection herewith and any amendments or supplements to any of the foregoing to which the Operating Company or Partnership are a party and all schedules, exhibits, annexes or other attachments hereto or thereto, and the certificates, documents, instruments and writings that are delivered pursuant hereto or thereto, constitute the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 3.9  Amendment.  This Agreement may be amended or modified in whole or in part, and terms and conditions may be waived, only by a duly authorized agreement in writing which makes reference to this Agreement and is executed by (i) the Partnership, (ii) the Operating Company, (iii) Participating Holders holding a majority of the then outstanding OpCo Common Units (excluding OpCo Common Units held by the Partnership), (iv) the Participating Holders affiliated with (A) Kohlberg Kravis Roberts & Co. L.P. and (B) Kayne Anderson Capital Advisors for so long as such Participating Holders hold OpCo Common Units and (v) Haymaker Management, LLC for so long as it or its members (who were members at the time of their receipt of OpCo Common Units) hold OpCo Common Units.

Section 3.10  Waiver.  No delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 3.11  Specific Performance; Remedies.  The Parties acknowledge and agree (a) that each Party would be irreparably harmed by a breach by any other Party of any of such other Party’s obligations under this Agreement and that the Parties would not have any adequate remedy at law if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and (b) that each non-breaching Party shall be entitled to injunctive relief, specific performance, and other equitable remedies against the breaching Party to enforce the performance by the breaching Party of its obligations under this Agreement (this being in addition to any other remedy to which the non-breaching Party may be entitled at law or in equity), and the Parties hereby consent and agree to such injunctive relief, specific performance, and other equitable remedies. Accordingly, each Party waives (i) any defenses in any action for specific performance pursuant to this Agreement that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

Section 3.12  Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any electronic transmittal (PDF) copies hereof or signature hereon shall, for all purposes, be deemed originals.

Section 3.13  Construction.  This Agreement has been freely and fairly negotiated among the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

Section 3.14  Tax Matters.

(a)                                 If the Partnership or the Operating Company shall be required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of any Exchange, the Partnership or the Operating Company, as the case may be, shall be entitled to take any action that may be required in order to ensure compliance with such withholding requirements, including, without limitation, at its option withholding from, and paying over to the appropriate taxing authority, any consideration otherwise payable to a Participating Holder under this Agreement, and any such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. Notwithstanding anything to the contrary herein, each of the Partnership and the Operating Company may withhold taxes pursuant to Sections 1445 and 1446(f) as a result of an Exchange unless such exchanging holder of Tendered Units delivers to the Partnership or the Operating Company, as the case may be, a certification or affidavit of non-foreign status in accordance with Treasury Regulation Section 1.1445-2(b) and Section 1446(f) of the Code.

(b)                                 This Agreement shall be treated as part of the OpCo Limited Liability Company Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC
Its:	General Partner

By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer

KIMBELL ROYALTY GP, LLC

By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer

[Signature Page to Exchange Agreement]

KIMBELL ROYALTY OPERATING, LLC

By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer

KIMBELL ART FOUNDATION

By:	/s/ Ben J. Fortson
	Name:	Ben J. Fortson
	Title:	Vice President and Chief Investment Officer

HAYMAKER MINERALS & ROYALTIES, LLC

By:	/s/ Vasilis Mouratoff
	Name:	Vasilis Mouratoff
	Title:	Chief Financial Officer and General Counsel

[Signature Page to Exchange Agreement]

EIGF AGGREGATOR III LLC

By:	EIGF Aggregator LLC
Its:	Managing Member

By:	/s/ David Rockecharlie
	Name:	David Rockecharlie
	Title:	Vice President

TE DRILLING AGGREGATOR LLC

By:	KKR Energy Income and Growth Fund I-TE L.P.
Its:	Sole Member

By:	KKR Associates EIGF TE L.P.
Its:	General Partner

By:	KKR EIGF LLC
Its:	General Partner

By:	/s/ David Rochecharlie
	Name:	David Rockecharlie
	Title:	Vice President

HAYMAKER MANAGEMENT, LLC

By:	/s/ Vasilis Mouratoff
	Name:	Vasilis Mouratoff
	Title:	Chief Financial Officer and General Counsel

[Signature Page to Exchange Agreement]

Annex A

FORM OF JOINDER TO EXCHANGE AGREEMENT

The undersigned is executing and delivering this joinder (this “Joinder”) to that certain Exchange Agreement, dated as of September 23, 2018 (as the same may be amended or supplemented from time to time hereafter, the “Exchange Agreement”), by and among Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), Kimbell Royalty GP, LLC, a Delaware limited liability company, Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”), and the Kimbell Art Foundation, a Texas non-profit corporation, Haymaker Minerals & Royalties, LLC, a Delaware limited liability company, EIGF Aggregator III LLC, a Delaware limited liability company, TE Drilling Aggregator LLC, a Delaware limited liability company, and Haymaker Management, LLC, a Texas limited liability company.

By executing and delivering this Joinder to the Operating Company and the Partnership, the undersigned hereby agrees to become a party to the Exchange Agreement, and accepts, has the rights of and agrees to be bound by and subject to, and to comply with, the terms, conditions and provisions of the Exchange Agreement as a “Participating Holder” thereunder, as such term is defined therein, in the same manner as if the undersigned were an original signatory to the Exchange Agreement.

Accordingly, the undersigned has executed and delivered this Joinder to the Exchange Agreement effective as of                 , 201          .

Accepted and Agreed:

By:
Name:

EXHIBIT A

Form of Notice of Redemption

NOTICE OF REDEMPTION

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

and

Kimbell Royalty Operating, LLC

c/o Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

[•], 20

Re: Notice of Redemption Pursuant to Exchange Agreement

Ladies and Gentlemen:

Reference is made to that certain Exchange Agreement, dated as of September 23, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Exchange Agreement”), by and among (i) Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”); (ii) Kimbell Royalty GP, LLC, a Delaware limited liability company; (iii) Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”); (iv) the Kimbell Art Foundation, a Texas non-profit corporation; (v) Haymaker Minerals & Royalties, LLC, a Delaware limited liability company; (vi) EIGF Aggregator III LLC, a Delaware limited liability company; (vii) TE Drilling Aggregator LLC, a Delaware limited liability company; and (viii) Haymaker Management, LLC, a Texas limited liability company (each of (iv)-(viii), a “Participating Holder”). Capitalized terms used in this Notice of Redemption but not otherwise defined in this Notice of Redemption shall have the respective meanings assigned to such terms in the Exchange Agreement.

Pursuant to Section 2.1(a)(i) of the Exchange Agreement, the undersigned Participating Holder hereby exercises its right to require a Redemption of the Tendered Units set forth on Schedule A to this Notice of Redemption and notifies the Partnership and the Operating Company of the same.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

PARTICIPATING HOLDER

[•]

By:
Name:
Title:

[Signature Page to Notice of Redemption]

Schedule A

Tendered Units

Participating Holder	OpCo Common Units	Class B Units
[•]	[•]	[•]

EXHIBIT B

Form of Retraction Notice

RETRACTION NOTICE

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

and

Kimbell Royalty Operating, LLC

c/o Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

[•], 20

Re: Retraction Notice Pursuant to Exchange Agreement

Ladies and Gentlemen:

Reference is made to that certain Exchange Agreement, dated as of September 23, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Exchange Agreement”), by and among (i) Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”); (ii) Kimbell Royalty GP, LLC, a Delaware limited liability company; (iii) Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”); (iv) the Kimbell Art Foundation, a Texas non-profit corporation; (v) Haymaker Minerals & Royalties, LLC, a Delaware limited liability company; (vi) EIGF Aggregator III LLC, a Delaware limited liability company; (vii) TE Drilling Aggregator LLC, a Delaware limited liability company; and (viii) Haymaker Management, LLC, a Texas limited liability company (each of (iv)-(viii), a “Participating Holder”). Capitalized terms used in this Retraction Notice but not otherwise defined in this Retraction Notice shall have the respective meanings assigned to such terms in the Exchange Agreement.

Pursuant to Section 2.1(a)(ii) of the Exchange Agreement, the undersigned Participating Holder hereby exercises its right to retract the previously delivered Notice of Redemption, dated as of [•], 20           and notifies the Partnership and the Operating Company of the same.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

PARTICIPATING HOLDER

[•]

By:
Name:
Title:

[Signature Page to Notice of Retraction]

EXHIBIT C

Form of Settlement Method Notice

SETTLEMENT METHOD NOTICE

[Participating Holder]

[•]

[•]

Email: [•]

Attention: [•]

[•], 20

Re: Notice of Settlement Method Pursuant to Exchange Agreement

Ladies and Gentlemen:

Reference is made to that certain Exchange Agreement, dated as of September 23, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Exchange Agreement”), by and among (i) Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”); (ii) Kimbell Royalty GP, LLC, a Delaware limited liability company; (iii) Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”); (iv) the Kimbell Art Foundation, a Texas non-profit corporation; (v) Haymaker Minerals & Royalties, LLC, a Delaware limited liability company; (vi) EIGF Aggregator III LLC, a Delaware limited liability company; (vii) TE Drilling Aggregator LLC, a Delaware limited liability company; and (viii) Haymaker Management, LLC, a Texas limited liability company (each of (iv)-(viii), a “Participating Holder”). Capitalized terms used in this Settlement Method Notice but not otherwise defined in this Settlement Method Notice shall have the respective meanings assigned to such terms in the Exchange Agreement.

Pursuant to Section 2.1(a)(iii) of the Exchange Agreement, in response to the Notice of Redemption, dated as of [•], 20     delivered by the applicable Participating Holder to which this Settlement Method Notice is addressed, the Operating Company hereby elects to settle the Exchange by payment of either the Common Unit Amount or the Cash Amount on the Specified Redemption Date as set forth on Schedule A to this Settlement Method Notice and notifies such Participating Holder of the same.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

OPERATING COMPANY:

KIMBELL ROYALTY OPERATING, LLC

By:
	Name:	R. Davis Ravnaas
	Title:	President and Chief Financial Officer

[Signature Page to Settlement Method Notice]

Schedule A

Settlement Method and Specified Redemption Date

Participating Holder	Tendered Units	Common Unit Amount or Cash Amount	Amount of Consideration	Specified Redemption Date
[•]	[•]	[Common Unit Amount] / / [Cash Amount]	[Units] / / $[•]	[•]

EXHIBIT D

Form of Exercise Notice

EXERCISE NOTICE

Kimbell Royalty Operating, LLC

c/o Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

Email: davis@kimbellrp.com

Attention: R. Davis Ravnaas

and

[Participating Holder]

[•]

[•]

Email: [•]

Attention: [•]

[•], 20

Re: Exercise Notice Pursuant to Exchange Agreement

Ladies and Gentlemen:

Reference is made to that certain Exchange Agreement, dated as of September 23, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Exchange Agreement”), by and among (i) Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”); (ii) Kimbell Royalty GP, LLC, a Delaware limited liability company; (iii) Kimbell Royalty Operating, LLC, a Delaware limited liability company (the “Operating Company”); (iv) the Kimbell Art Foundation, a Texas non-profit corporation; (v) Haymaker Minerals & Royalties, LLC, a Delaware limited liability company; (vi) EIGF Aggregator III LLC, a Delaware limited liability company; (vii) TE Drilling Aggregator LLC, a Delaware limited liability company; and (viii) Haymaker Management, LLC, a Texas limited liability company (each of (iv)-(viii), a “Participating Holder”). Capitalized terms used in this Exercise Notice but not otherwise defined in this Exercise Notice shall have the respective meanings assigned to such terms in the Exchange Agreement.

Pursuant to Section 2.1(b) of the Exchange Agreement, the Partnership hereby exercises its right to purchase an Applicable Percentage of Tendered Units by payment of either the Unit Purchase Price or Cash Purchase Price on the Specified Redemption Date as set forth on Schedule A to this Exercise Notice and notifies the Operating Company and the applicable Participating Holder of the same.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

PARTNERSHIP:

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC
Its:	General Partner

By:
	Name:	R. Davis Ravnaas
	Title:	President and Chief Financial Officer

[Signature Page to Exercise Notice]

Schedule A

Election to Purchase Tendered Units

Participating Holder	Applicable Percentage of Tendered Units	Unit Purchase Price or Cash Purchase Price	Amount of Consideration	Specified Redemption Date
[•]	[•]	[Unit Purchase Price] / / [Cash Purchase Price]	[Units] / / $[•]	[•]